UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)    January 17, 2008
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                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)


         California                  0-31525                  68-0352144
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(State or other jurisdiction       (Commission              (IRS Employer
      Of incorporation)            File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA             95670
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          (916) 851-0123
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 2.02. Results of Operations and Financial Condition.

Registrant issued a press release January 17, 2008 announcing earnings for the fourth quarter of 2007. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1. The information included in the press release is considered to be "filed" under the Securities Exchange Act of 1934.


Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Press release dated January 17, 2008





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
January 17, 2008                    Mitchell A. Derenzo, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)


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INDEX TO EXHIBITS


Exhibit No.              Description                                      Page
-----------              ---------------------------------                ----
99.1                     Press release of American River                   4
                         Bankshares dated January 17, 2008





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